UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
To
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2011
Glu Mobile Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800 San Francisco, California	94105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 800-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
As previously disclosed in a Current Report on Form 8-K filed by Glu Mobile Inc. (“Glu”) with the Securities and Exchange Commission on August 2, 2011 (the “Original 8-K”), on August 2, 2011, Glu completed the acquisition of Griptonite, Inc., a Washington corporation (“Griptonite”) and formerly a wholly owned subsidiary of Foundation 9 Entertainment, Inc., a Delaware corporation (“F9E”), pursuant to an Agreement and Plan of Merger by and among Glu, Granite Acquisition Corp., a Washington corporation and wholly owned subsidiary of Glu, F9E and Griptonite.
Glu is filing this Amendment to the Original 8-K to amend and supplement the Original 8-K to include the financial statements and information required under Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
The following financial statements are filed as Exhibit 99.1 and are incorporated by reference in this report:
The audited financial statements of Griptonite, including the balance sheets as of December 31, 2010 and 2009, the statements of operations, statements of comprehensive loss and stockholder’s equity and statements of cash flows for each of the years then ended and the notes thereto, and the Independent Auditors’ Report therein; and
The unaudited financial statements of Griptonite, including the balance sheets as of June 30, 2011 and June 30, 2010, the statements of operations and statements of cash flows for each of the six-month periods then ended and the notes thereto.
The audited financial statements of Griptonite described above have been incorporated by reference in the Prospectuses that are part of Glu’s Registration Statements on Form S-3 (Nos. 333-169131 and 333-170577) in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.
(b)	Pro Forma Financial Information.
The following pro forma information of Glu after giving effect to the acquisition of Griptonite is filed as Exhibit 99.2 and is incorporated by reference in this report:
The unaudited pro forma combined condensed balance sheet as of June 30, 2011;
The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2011; and
The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2010.
(d)	Exhibits.
The exhibits listed on the Exhibit Index (following the Signatures section of this report) are incorporated by reference in this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLU MOBILE INC.
By:	/s/ Eric R. Ludwig
	Name:	Eric R. Ludwig
	Title:	Senior Vice President, Chief Financial Officer and Chief Administrative Officer
Date: October 12, 2011

EXHIBIT INDEX

Number	Description

99.1
Audited financial statements of Griptonite, Inc. as of and for the years ended December 31, 2010 and 2009; and unaudited financial statements of Griptonite, Inc. as of and for the six months ended June 30, 2011 and 2010.

99.2
Unaudited pro forma combined condensed balance sheet and statement of operations of Glu Mobile Inc. for the six months ended June 30, 2011; and unaudited pro forma combined statement of operations of Glu Mobile Inc. for the year ended December 30, 2010.

99.3	Consent of Deloitte & Touche LLP, independent auditors.

4